Exhibit 99.1

Sterling Bancorp, Inc. November 2018 NASDAQ: SBT Investor Presentation

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our final prospectus filed with the Securities and Exchange Commission on November 17, 2017 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (5 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Greater Seattle, WA (1 Branch) New York, NY (2 Branches)

Progress Report on New Market Expansion 5 Los Angeles/ Orange County New York City Greater Seattle Background Performance Launched operations in 2015 Opened new branch in 1H18 New branch opening planned in Koreatown in Dec. 2018 Accounts for nearly 50% of residential loan production Contains largest branch with approx. $300 million in deposits Launched operations in 2017 Relocated to ground floor branch in Sept. 2018, improving visibility and traffic Accounts for nearly 10% of residential loan production Closed first commercial loan in 3Q18 Opened first branch in Aug. 2018 Gathered over $10 million in deposits in 3Q18 Closed first commercial loan in 3Q18 Increasing contributions from newer markets

Strategic Overview 6 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. ROAA of 1.98% vs. peers of 1.13% ¹ Net credit charge-offs of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 1bps of total loans Low transaction volumes

3Q 2018 Financial Summary Total portfolio loans of $2.8 billion, an 18% year-over-year increase Total deposits of $2.4 billion, a 15% year-over-year increase Net income of $15.7 million, or $0.30 diluted EPS, a 30% year-over-year increase 7 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $3,197 Cash and Securities $192 Net Loans $2,796 Total Deposits $2,412 Total Equity $319 3Q 2018 Performance Ratios and Profitability Return on Average Assets 1.98% Return on Average Equity 20.1% Return on Average Tangible Common Equity 20.1% Net Interest Margin 3.95% Efficiency Ratio 36% Net Income (Million) $15.7 Capital Ratios Tang. Common Equity / Tang. Assets 9.98% Leverage Ratio 10.04% Common Equity Tier 1 Risk-Based Capital Ratio 16.55% Tier 1 Risk-Based Capital Ratio 16.55% Total Risk-Based Capital Ratio 21.00% Asset Quality Nonperforming Loans $0.4 Nonperforming Loans / Total Loans 0.01% Nonperforming Assets $6.0 Nonperforming Assets / Total Assets 0.19% ALLL / Nonperforming Loans 5,833%

3Q 2018 Financial Summary 8 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) 27% CAGR 32% CAGR $14.5 $17.7 $22.5 $33.2 $38.0 $54.0 2013 2014 2015 2016 2017 TTM $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 $2,796.2 2013 2014 2015 2016 2017 3Q 2018

Strong Core Returns 9 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1 1 0.91% 0.92% 0.90% 0.89% 0.84% 1.13% 1.58% 1.60% 1.59% 1.73% 1.54% 1.98% 2013 2014 2015 2016 2017 3Q 2018 Peers Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 12.9% 15.0% 15.4% 17.4% 22.3% 20.4% 20.1% 2013 2014 2015 2016 2017 3Q 2018 Peers Sterling

Expense Management Focus 10 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 1 1 3.0% 2.9% 2.9% 2.8% 2.7% 2.8% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 2013 2014 2015 2016 2017 3Q 2018 Peers Sterling 67% 67% 65% 64% 62% 63% 49% 47% 42% 36% 36% 36% 2013 2014 2015 2016 2017 3Q 2018 Peers Sterling

Strong Revenue Growth 11 Consistent Revenue Composition on a High Growth Balance Sheet Revenue Stream Analysis ($ Million) 3Q 2018 Highlights $0.9 million increase in net interest income compared to the prior quarter driven by strong originations and balance sheet growth Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets Total $46.1 $57.8 $75.0 $97.3 $116.9 $0.6 $2.2 $9.6 $9.7 $13.0 $5.9 $6.2 $5.8 $6.9 $5.3 $52.6 $66.2 $90.4 $113.9 $135.2 4.74% 4.66% 4.71% 4.63% 4.51% 5.15% 5.03% 5.07% 5.00% 4.89% 2014 2015 2016 2017 TTM Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

Loan Portfolio Composition 12 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of September 30, 2018 unless noted *3Q18 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. Loan Composition as of September 30, 2018 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 43% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 1bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations 27% CAGR Yield on Loans 5.19% 5.02% 4.95% 5.02% 5.11% 5.58%* $901 $1,149 $1,589 $2,002 $2,613 $2,817 2013 2014 2015 2016 2017 3Q 2018 83% 9% 6% 2% 1-4 Family Residential ($2.3Bn) Commercial Real Estate ($253mm) Construction ($178mm) Commercial ($44mm)

Stable Deposit Funding 13 Sterling Has A Sizable Core Deposit Base Deposit Composition as of September 30, 2018 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $17k checking account Average deposits per branch of $83 million Note: Financial data as of September 30, 2018 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 25% CAGR Cost of Deposits 0.69% 0.56% 0.61% 0.80% 0.94% 1.42% $827 $953 $1,230 $1,615 $2,245 $2,412 2013 2014 2015 2016 2017 3Q 2018 Non-Interest Bearing Deposits Interest-Bearing Deposits 87% 10% 3% Core Interest Bearing Deposits ($2.1Bn) Jumbo ($250k+) Deposits ($228mm) Non-Interest Bearing Deposits ($79mm)

Credit Performance 14 Sterling Bancorp Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans (0.12%) (0.03%) (0.14%) (0.04%) 0.00% 2014 2015 2016 2017 3Q 2018 0.87% 0.69% 0.74% 0.71% 0.74% 2014 2015 2016 2017 3Q 2018 0.51% 0.42% 0.17% 0.13% 0.19% 2014 2015 2016 2017 3Q 2018 0.12% 0.06% 0.02% 0.02% 0.01% 2014 2015 2016 2017 3Q 2018

Recent Trends in Net Interest Margin 15 Loan Beta Mitigating Increase in Deposit Costs Factors Positively Impacting Loan Yields 85% of loans tied to one-year LIBOR or Prime An average of $80 million of LIBOR-based loans scheduled to reprice each month over remainder of 2018 Average loan repricing of LIBOR-based loans expected to be at least 150 bps higher $241 million of Prime-based loans that will reprice with each increase in Prime Strategies to Manage Deposit Costs Extend deposit maturities by issuing more 24- and 30-month CDs $89 million in 24- and 30-month CDs added in 3Q18, representing 79% of all new CDs issued Recent branch openings in new markets expected to positively impact deposit gathering Loan Yield/NIM/Deposit Costs 5.32% 5.33% 5.45% 5.58% 3.97% 3.96% 3.96% 3.95% 1.08% 1.15% 1.25% 1.42% 0% 1% 2% 3% 4% 5% 6% 4Q17 1Q18 2Q18 3Q18 Average Loan Yield Net interest Margin Cost of Deposits

16 *Prime-based loans will reprice with any changes to the Prime Rate **To prevent loan attrition, some loans scheduled for reset are renegotiated to current market rates +50 bps Loan Repricing Schedule** ($ Million) Amount Wtd-Avg Margin (In millions) (In basis points) Other LIBOR $ 1.5 337 12-month LIBOR 2,130.2 404 1-year CMT 19.5 341 3-year CMT 11.0 331 5-year CMT 370.1 326 Prime Rate 251.1 166 Total adjustable loans $ 2,783.5 371 Variable-Rate Loans by Index Loan Portfolio by Repricing Index Loan Repricing Schedule Loan Repricings Expected to Positively Impact Average Loan Yield LIBOR 76% CMT 14% Fixed 1% Prime 9% $236.1 $224.0 $195.1 $285.4 $6.2 $7.3 $8.9 $7.7 $240.6 $240.6 $250.7 $250.7 $482.9 $471.9 $454.7 $543.8 Q4 2018 Q1 2019 Q2 2019 Q3 2019 LIBOR CMT Prime*

Interest Rate Risk Analysis 17 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 97% of loans repricing in the next 12 months will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Investment portfolio average duration 0.41 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.04% on $2.1B of residential loans Held for Investment loans predominantly all ARM loans 34% 35% 38% 39% 40% 39% 39% 46% 48% 45% 43% 13% 13% 11% 11% 11% 15% 16% 13% 11% 10% 11% 53% 52% 51% 50% 49% 46% 45% 41% 41% 45% 46% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 12 Months 24 Months All Other 15 20 25 30 35 Dec - 15 Mar - 16 Jun - 16 Sep - 16 Dec - 16 Mar - 17 Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18

Solid Capital Ratios 18 As of and for the 3mo. Ended Well Capitalized Regulatory Guidelines 9/30/2017 6/30/2018 9/30/2018 Tier 1 (core) capital to risk-weighted assets 11.49% 16.21% 16.55% 8.00% Tier 1 (core) capital to adjusted tangible assets 7.12% 9.88% 10.04% 5.00% Common Tier 1 (CET 1) 11.49% 16.21% 16.55% 6.50% Total adjusted capital to risk-weighted assets 16.62% 20.77% 21.00% 10.00%

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality 5 years of net recoveries versus peer charge-offs Non-performing loans / total loans of 1bps Non-performing assets / total assets of 19bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 27% Net loan CAGR since 2013 with a net interest margin of 3.95% in 3Q 2018 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $17k deposit balance Profitable & Efficient Business Model History of strong performance delivering 1.98% ROAA and 20.1% ROATCE in 3Q 2018 Ranked #1 overall in SNL Financial’s “Top Performing Banks” of 2017 19 Investment Highlights

Appendix

Experienced Leadership Team 21 Sterling Bancorp, Inc. Gary Judd Chairman of the Board Chief Executive Officer Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd’s extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp’s deep understanding of the Company, his long experience with Sterling’s financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Non-GAAP Reconciliations 22 Return on Average Tangible Common Equity (ROATCE) (Dollars Million) Year Ended December 31, 3mo. Ended 9/30/18 9mo. Ended 9/30/18 2014 2015 2016 2017 (a) Net Income $17.7 $22.5 $33.2 $38.0 $15.7 $47.5 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $313.7 $299.4 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.1) ($0.6) ($0.7) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.4 $313.1 $298.6 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4% 20.1% 21.2%

Earnings Release Detail

Balance Sheet

Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

Dollars in thousands	9/30/2018	6/30/2018	%change	12/31/2017	%change	9/30/2017	%change
Assets							
Cash and due from banks	$ 48,879	$ 36,820	33%	$ 40,147	22%	$ 36,191	35%
Investment securities	142,749	142,648	0%	126,848	13%	109,944	30%
Mortgage loans held for sale	113,805	21,641	426%	112,866	1%	34,312	232%
Loans, net of allowance for loan losses of $20,300, $19,132, $18,457 and $16,246	2,796,150	2,816,156	(1)%	2,594,357	8%	2,366,193	18%
Accrued interest receivable	13,087	12,396	6%	11,493	14%	10,115	29%
Mortgage servicing rights, net	9,411	9,295	1%	6,496	45%	6,455	46%
Leasehold improvements and equipment, net	9,040	8,413	7%	7,043	28%	6,737	34%
Federal Home Loan Bank stock, at cost	22,950	22,950	0%	22,950	0%	22,950	0%
Cash surrender value of bank-owned life insurance	31,146	30,991	1%	30,680	2%	30,518	2%
Deferred tax asset	7,002	5,905	19%	6,847	2%	9,639	(27)%
Other assets	2,744	4,124	(33)%	2,231	23%	2,866	(4)%
Total assets	$3,196,963	$3,111,339	3%	$2,961,958	8%	$2,635,920	21%
Liabilities							
Noninterest-bearing deposits	$ 79,432	$ 73,791	8%	$ 73,682	8%	$ 70,572	13%
Interest-bearing deposits	2,332,639	2,266,814	3%	2,171,428	7%	2,028,890	15%
Total deposits	2,412,071	2,340,605	3%	2,245,110	7%	2,099,462	15%
Federal Home Loan Bank borrowings	335,000	350,000	(4)%	338,000	(1)%	234,283	43%
Subordinated notes, net	64,993	64,958	0%	64,889	0%	64,841	0%
Accrued expenses and other liabilities	65,456	51,666	27%	40,661	61%	52,862	24%
Total liabilities	2,877,520	2,807,229	3%	2,688,660	7%	2,451,448	17%
Stockholders' Equity							
Common stock, voting, authorized 500,000,000 shares at June 30, 2018, March 31, 2018 and December 31, 2017, and 490,000,000 at June 30, 2017; issued and outstanding 53,002,963 shares at June 30, 2018 and March 31, 2018, 52,963,308 shares at December 31, 2017, and 40,199,000 shares at June 30,2017.	111,238	111,238	0%	111,238	(0)%	22,863	387%
Common stock, non-voting, no par value, authorized 10,000,000 shares, issued and outstanding 5,072,000 shares at June 30, 2017.	-	-	-	-	-	2,885	N/M
Additional paid-in capital	12,604	12,501	1%	12,416	2%	12,416	2%
Retained earnings	195,649	180,438	8%	149,816	31%	146,339	34%
Accumulated other comprehensive loss	(48)	(67)	N/M	(172)	N/M	(31)	N/M
Total stockholders' equity	319,443	304,110	5%	273,298	17%	184,472	73%
Total liabilities and stockholders' equity	$3,196,963	$3,111,339	3%	$2,961,958	8%	$2,635,920	21%

N/M – Not Meaningful

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Earnings Release Detail

Income Statement

Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited

Dollars in thousands	Three Months Ended					Nine Months Ended		
	9/30/2018	6/30/2018	% change	9/30/2017	% change	9/30/2018	9/30/2017	% change
Interest Income:								
Interest and fees on loans [1]	$ 40,772	$ 38,580	6%	$ 32,373	26%	$ 115,752	$ 88,116	31%
Interest and dividends on investment securities	958	842	14%	502	91%	2,619	1,302	101%
Other interest	166	119	39%	55	202%	399	103	287%
Total interest income [1]	41,896	39,541	6%	32,930	27%	118,770	89,521	33%
Interest Expense:								
Interest on deposits	8,628	7,179	20%	4,375	97%	22,396	11,686	92%
Interest on Federal Home Loan Bank borrowings	1,297	1,334	(3)%	1,344	(3)%	3,464	3,044	14%
Interest on subordinated notes and other	1,173	1,171	0%	1,067	10%	3,516	2,883	22%
Total interest expense	11,098	9,684	15%	6,786	64%	29,376	17,613	67%
Net interest income [1]	30,798	29,857	3%	26,144	18%	89,394	71,908	24%
Provision for loan losses	423	1,120	(62)%	900	(53)%	2,184	2,100	4%
Net interest income after provision for loan losses [1]	30,375	28,737	6%	25,244	20%	87,210	69,808	25%
Non-interest income:								
Service charges and fees [1]	100	92	9%	65	54%	266	202	32%
Investment management and advisory fees	445	500	(11)%	595	(25)%	1,568	1,736	(10)%
Net gain on sale of loans	3,005	5,096	(41)%	4,377	(31)%	12,107	8,813	37%
Other income	683	609	12%	467	46%	2,082	1,509	38%
Total non-interest income [1]	4,233	6,297	(33)%	5,504	(23)%	16,023	12,260	31%
Non-interest expense								
Salaries and employee benefits	6,973	7,229	(4)%	6,211	12%	20,851	16,898	23%
Occupancy and equipment	1,760	1,610	9%	1,549	14%	4,916	4,354	13%
Professional fees	898	824	9%	344	161%	2,344	1,008	133%
Advertising and marketing	470	351	34%	233	102%	1,170	655	79%
FDIC assessments	186	474	(61)%	335	(44)%	1,203	841	43%
Data processing	311	295	5%	281	11%	894	767	17%
Other	1,933	1,838	5%	1,382	40%	5,277	4,295	23%
Total non-interest expense	12,531	12,621	(1)%	10,335	21%	36,655	28,818	27%
Income before income taxes	22,077	22,413	(1)%	20,413	8%	66,578	53,250	25%
Income tax expense	6,336	6,431	(1)%	8,321	(24)%	19,106	21,804	(12)%
Net income	$ 15,741	$ 15,982	(2)%	$ 12,092	30%	$ 47,472	$ 31,446	51%
Income per share, basic and diluted	$ 0.30	$ 0.30		$ 0.27		$ 0.90	$ 0.69	
Weighted average common shares outstanding:								
Basic	52,963,308	52,963,308		45,271,000		52,963,308	45,271,000	
Diluted	52,966,593	52,965,365		45,271,000		52,965,089	45,271,000	

N/M – Not Meaningful

(1) In the second quarter of 2018, the Company corrected the classification of commitment fees, net of direct loan origination costs, earned on construction loans and other lines of credit to commercial customers in its condensed consolidated statements of income to the financial statement caption, interest and fees on loans, which were previously reported in service charges and fees. As a result, the three and nine months ended September 30, 2017 have been adjusted from the amounts previously reported to correct the classification error. The amount of the adjustment was a decrease to service charges and fees, and increase to interest and fees on loans of $648 and $1,510 for the three and nine months ended September 30, 2017, respectively. There was no change to the reported net income or income per share, basic and diluted, as previously reported as a result of this immaterial correction.

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Earnings Release Detail 25 Performance Ratios (1) Refer to footnote to Condensed Consolidated Statements of Income table on slide 24. (2) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. . Sterling Bancorp, Inc. Performance Ratios 9/30/2018 6/30/2018 9/30/2017 9/30/2018 9/30/2017 Performance Ratios: Return on average assets 1.98% 2.08% 1.87% 2.06% 1.78% Return on average shareholders' equity 20.07% 21.31% 26.80% 21.14% 24.11% Return on average tangible common equity 20.11% 21.36% 26.96% 21.20% 24.28% Yield on earning assets (1) 5.38% 5.25% 5.22% 5.26% 5.19% Cost of average interest-bearing liabilities 1.62% 1.47% 1.18% 1.49% 1.13% Net interest spread 3.76% 3.78% 4.04% 3.77% 4.06% Net interest margin (1) 3.95% 3.96% 4.15% 3.96% 4.17% Efficiency ratio (2) 35.77% 34.91% 32.66% 34.77% 34.24% As of and for the Three Months Ended As of and for the Nine Months Ended

Earnings Release Detail 26 Capital and Credit Quality 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios Dollars in thousands 9/30/2018 6/30/2018 12/31/2017 9/30/2017 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Tier 1 (core) capital to risk-weighted assets 16.55% 16.21% 15.53% 11.49% Tier 1 (core) capital to adjusted tangible assets 10.04% 9.88% 9.83% 7.12% Common Tier 1 (CET 1) 16.55% 16.21% 15.53% 11.49% Total adjusted capital to risk-weighted assets 21.00% 20.77% 20.28% 16.62% Regulatory and Other Capital Ratios—Bank: Tier 1 (core) capital to risk-weighted assets 14.91% 14.52% 13.71% 14.19% Tier 1 (core) capital to adjusted tangible assets 9.04% 8.84% 8.68% 8.79% Common Tier 1 (CET 1) 14.91% 14.52% 13.71% 14.19% Total capital to risk-weighted assets 15.99% 15.60% 14.76% 15.27% Credit Quality Data Nonperforming loans (1) 356 $ 641 $ 783 $ 897 $ Nonperforming loans to total loans 0.01% 0.02% 0.03% 0.04% Nonperforming assets (2) 6,035 $ 3,583 $ 3,777 $ 3,912 $ Nonperforming assets to total assets 0.19% 0.12% 0.13% 0.15% Allowance for loan losses to total loans 0.74% 0.72% 0.71% 0.72% Allowance for loan losses to nonperforming loans 5833% 3167% 2357% 1916% Net charge offs to average loans (0.00)% (0.00)% (0.03)% (0.00)% As of and for the Three Months Ended

Earnings Release Detail

Allowance for Loan Losses, Loan Composition, and Deposit Composition

Sterling Bancorp, Inc. Allowance for Loan Losses

	Three Months Ended			
	9/30/2018	6/30/2018	12/31/2017	9/30/2017
Allowance for loan losses				
Balance at beginning of period	$ 20,300	$ 19,132	$ 17,189	$ 16,246
Provision for loan losses	423	1,120	600	900
Charge offs	-	(4)	(19)	-
Recoveries	42	52	687	43
Balance at end of period	$ 20,765	$ 20,300	$ 18,457	$ 17,189

Sterling Bancorp, Inc. Loan Composition

Loan Composition	9/30/2018	6/30/2018	% Change	12/31/2017	% Change	9/30/2017	% Change
Construction	$ 177,734	$ 172,262	3 %	$ 192,319	(8)%	$ 181,932	(2)%
Residential real estate, mortgage	2,341,989	2,367,876	(1)%	2,132,641	10 %	1,911,392	23 %
Commercial real estate, mortgage	252,782	250,465	1 %	247,076	2 %	242,799	4 %
Commercial and industrial loans, lines of credit	44,375	45,821	(3)%	40,749	9 %	47,193	(6)%
Other consumer loans	35	32	9 %	29	21 %	66	(47)%
Total loans held for investment	2,816,915	2,836,456	(1)%	2,612,814	8 %	2,383,382	18 %
Less: allowance for loan losses	(20,765)	(20,300)	2 %	(18,457)	13 %	(17,189)	21 %
Loans, net	$ 2,796,150	$ 2,816,156	(1)%	$ 2,594,357	8 %	$ 2,366,193	18 %
Mortgage loans held for sale	$ 113,805	$ 21,641	426 %	$ 112,866	1 %	$ 34,312	232 %
Total gross loans	$ 2,930,720	$ 2,858,097	3 %	$ 2,725,680	8 %	$ 2,417,694	21 %

Sterling Bancorp, Inc. Deposit Composition

Deposit Composition	9/30/2018	6/30/2018	% change	12/31/2017	% change	9/30/2017	% change
Noninterest-bearing demand deposits	$ 79,432	$ 73,791	8%	$ 73,682	8%	$ 70,572	13%
Money Market, Savings and NOW	1,537,202	1,518,635	1%	1,507,956	2%	1,398,917	10%
Time deposits	795,437	748,179	6%	663,472	20%	629,973	26%
Total deposit balances	$2,412,071	$2,340,605	3%	$2,245,110	7%	$2,099,462	15%

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Earnings Release Detail

Quarterly Yield Analysis

Sterling Bancorp, Inc. Yield Analysis

(Dollars in thousands)	For the Three Months Ended 9/30/2018 Average Balance	Interest	Average Yield/ Rate	6/30/2018 Average Balance	Interest	Average Yield/ Rate	9/30/2017 Average Balance	Interest	Average Yield/ Rate
Interest-earning assets									
Loans[1,3]	$ 2,923,584	$ 40,772	5.58%	$ 2,829,819	$ 38,580	5.45%	$ 2,387,709	$ 32,373	5.42%
Securities, includes restricted stock	165,636	958	2.31%	159,243	842	2.12%	116,400	502	1.73%
Other interest earning assets	27,604	166	2.41%	24,496	119	1.94%	17,224	55	1.28%
Total interest-earning assets[3]	$3,116,824	$41,896	5.38%	$3,013,558	$39,541	5.25%	$2,521,333	$32,930	5.22%
Interest-bearing liabilities									
Money Market, Savings, NOW	$ 1,539,304	$ 5,181	1.34%	$ 1,515,912	$ 4,468	1.18%	$ 1,382,084	$ 3,109	0.89%
Time deposits	796,197	3,447	1.72%	715,863	2,711	1.52%	433,345	1,266	1.16%
Total interest-bearing deposits	2,335,501	8,628	1.47%	2,231,775	7,179	1.29%	1,815,429	4,375	0.96%
FHLB borrowings	324,795	1,297	1.56%	351,846	1,334	1.50%	412,796	1,344	1.27%
Subordinated debt	64,970	1,173	7.22%	64,935	1,171	7.21%	57,462	1,067	7.43%
Total borrowings	389,765	2,470	2.48%	416,781	2,505	2.38%	470,258	2,411	2.01%
Total interest-bearing liabilities	$2,725,266	11,098	1.62%	$2,648,556	9,684	1.47%	$2,285,687	6,786	1.18%
Net interest income and spread[2,3]		$ 30,798	3.76%		$ 29,857	3.78%		$ 26,144	4.04%
Net interest margin[2,3]			3.95%			3.96%			4.15%

(Dollars in thousands)	For the Nine Months Ended 9/30/2018 Average Balance	Interest	Average Yield/ Rate	9/30/2017 Average Balance	Interest	Average Yield/ Rate
Interest-earning assets						
Loans[1,3]	$ 2,829,749	$ 115,752	5.45%	$ 2,179,552	$ 88,116	5.39%
Securities, includes restricted stock	155,586	2,619	2.24%	107,437	1,302	1.62%
Other interest earning assets	25,599	399	2.08%	12,852	103	1.07%
Total interest-earning assets[3]	$3,010,934	$118,770	5.26%	$2,299,841	$89,521	5.19%
Interest-bearing liabilities						
Money Market, Savings, NOW	$ 1,526,935	$ 13,783	1.21%	$ 1,296,311	$ 8,331	0.86%
Time deposits	739,626	8,613	1.56%	413,446	3,355	1.08%
Total interest-bearing deposits	2,266,561	22,396	1.32%	1,709,757	11,686	0.91%
FHLB borrowings	312,140	3,464	1.46%	318,407	3,044	1.28%
Subordinated debt	64,935	3,516	7.22%	52,095	2,883	7.38%
Total borrowings	377,075	6,980	2.44%	370,502	5,927	2.13%
Total interest-bearing liabilities	$2,643,636	29,376	1.49%	$2,080,259	17,613	1.13%
Net interest income and spread[2,3]		$ 89,394	3.77%		$71,908	4.06%
Net interest margin[2,3]			3.96%			4.17%

1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis.
2. Interest income does not include taxable equivalent adjustments. Prior periods have been reclassified to current period presentation.
3. Refer to footnote to Condensed Consolidated Statements of Income table on slide 24.

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